                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2003.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand on the date indicated.

/s/  F. Duane Ackerman                               February 23, 2004
---------------------------------------      -----------------------------------
           F. Duane Ackerman                                 Date
  Chairman of the Board, President
  Chief Executive Officer and Director
     (Principal Executive Officer)


/s/ Ronald M. Dykes                                  February 23, 2004
---------------------------------------      -----------------------------------
           Ronald M. Dykes                                   Date
         Chief Financial Officer
     (Principal Financial Officer)


/s/ W. Patrick Shannon                               February 23, 2004
---------------------------------------      -----------------------------------
           W. Patrick Shannon                                Date
          Vice President - Finance

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2003.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


/s/ Reuben V. Anderson                                  February 23, 2004
---------------------------------                  ----------------------------
       Reuben V. Anderson                                      Date
            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2003.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


/s/ James H. Blanchard                                  February 23, 2004
---------------------------------                  ----------------------------
       James H. Blanchard                                      Date
            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2003.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.



/s/ J. Hyatt Brown                                     February 23, 2004
---------------------------------                  ----------------------------
       J. Hyatt Brown                                         Date
            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2003.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Armando M. Codina                                    February 23, 2004
---------------------------------                  ----------------------------
       Armando M. Codina                                        Date
            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2003.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.




/s/ Kathleen F. Feldstein                                February 23, 2004
---------------------------------                  ----------------------------
      Kathleen F. Feldstein                                    Date
            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2003.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.





/s/ James P. Kelly                                      February 23, 2004
---------------------------------                  ----------------------------
       James P. Kelly                                          Date
            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2003.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ Leo F. Mullin                                       February 23, 2004
---------------------------------                  ----------------------------
      Leo F. Mullin                                           Date
            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2003.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.



/s/ Eugene F. Murphy                                     February 23, 2004
---------------------------------                  ----------------------------
      Eugene F. Murphy                                         Date
            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2003.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated.




/s/ Robin B. Smith                                      February 23, 2004
---------------------------------                  ----------------------------
       Robin B. Smith                                          Date
            Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 2003.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints
F. Duane Ackerman, Ronald M. Dykes, W. Patrick Shannon and Rebecca M. Dunn, and each of them, as attorneys for him or her in his or her name, place and stead in his or her capacities in the Company, to execute and cause to be filed the Annual Report and thereafter to execute and file any amendment or supplement thereto (including any Form 11-K) deemed by them to be necessary or desirable, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.




/s/ William S. Stavropoulos                             February 23, 2004
---------------------------------                  ----------------------------
      William S. Stavropoulos                                  Date
            Director